Discontinued operations - Results of discontinued operations (Details) $ in Thousands	12 Months Ended
Dec. 31, 2018 USD ($)
Operating expenses
Income tax expenses	$ (230)
Web Game Business [Member]
Results of the discontinued operation
Revenues, net of rebates and discounts	656
Business taxes and surcharges	(1)
Net revenues	655
Cost of revenues	(16)
Gross profit	639
Operating expenses
Research and development expenses	(419)
Sales and marketing expenses	(63)
General and administrative expenses	(18)
Total operating expenses	(500)
Operating income	139
Gain on disposal of web game	1,394
Income tax expenses	(230)
Income from discontinued operations	1,303
Cash flows generated from the discontinued operations
Net cash used in operating activities	1,065
Net cash flow for the year	$ 1,065